Investor Presentation September 2024 Together with you, we make a house a home.

Key Takeaways And Updates We are the nation’s premier single-family home leasing and management company  We believe we remain well-positioned to deliver outsized AFFO growth through our accretive homebuilder relationships, our high-margin and growing third-party management business, and our strategic approach to offering a best-in-class resident experience focused on choice, flexibility, and convenience  Fundamentals for SFR housing expected to remain favorable, with the millennial population just beginning to reach our average new resident age (T12M) of approximately 38 years old  In all 16 of our core markets, it is 33% more affordable to lease a home than it is to buy, by a weighted average savings of nearly $1,200 per month, according to data from John Burns as of 2Q24  Average household income of our new residents (T12M) is over $164k per year, representing an income to rent ratio of 5.8x as of 2Q24  Our July-August QTD Same Store results: • Renewal lease rate growth of 4.4% versus 5.6% in 2Q24, demonstrating continued strength in late summer season (see next slide) • New lease rate growth of 1.9% versus 3.6% in 2Q24; new lease rate growth peaked in May and June 2024, as is customary • Blended lease rate growth of 3.7% versus 5.0% in 2Q24 • Average occupancy of 97.1% versus 97.5% in 2Q24, in line with seasonal move out expectations 2 Orlando

3 ________________________________________________ (1) Source: John Burns Research and Consulting, Summary of Public Single-Family Rental REIT Quarterly Earnings Calls, published August 20, 2024 and based on public company filings. INVH Has Typically Led on SS Blended Rate Growth & Avg Occupancy Since 2017 We believe our approach optimizes same store revenue growth over time and distance 90.0% 91.0% 92.0% 93.0% 94.0% 95.0% 96.0% 97.0% 98.0% 99.0% 100.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 1Q17 1Q18 1Q19 1Q20 1Q21 1Q22 1Q23 1Q24 Quarterly Same Store Leasing Results 1Q 2017 through 2Q 2024 (1) INVH SS Blended Rate Growth AMH SS Blended Rate Growth INVH SS Avg Occupancy AMH SS Avg Occupancy

Tampa Carolinas I. Strategic Approach To Growth

Location • ~96% of wholly owned portfolio in Western U.S., Sunbelt, and Florida • We believe infill locations offer better insulation from new supply • Outsized long-term growth drivers (e.g. population growth, job growth, household formation) • Desirable neighborhoods, great schools, and easy access to jobs, amenities and population centers Differentiated Portfolio And Platform We are strategically positioned around three pillars that enhance growth and the resident experience Track Record of Sector-Leading Growth and High-Quality Resident Experience (1) Scale • Average of nearly 5,300 wholly owned homes across our 16 core markets • Nearly 25,000 JV and third-party managed homes, nearly all of which are in our core and identified target markets • Three markets (Atlanta, Phoenix, and Tampa) have over 10k homes owned and/or managed • >98% of revenue from markets with ~2,000+ wholly owned homes Eyes in Markets • ~1,000 operations personnel across 40 local home pods • 20 in-house investment professionals serving our 16 core markets • Proactive “ProCare” service visits by in-house techs • Local, in-house control of the resident experience • Data-informed decision making in the acquisitions process 5 ________________________________________________ (1) Statistics as of or for the quarter ended June 30, 2024.

Channel agnostic, location specific Multi-Channel Approach To Acquisitions Our multi-channel approach puts eyes on more opportunities and maximizes selectivity Broker/MLS Leverage AcquisitionIQ and broker network to maximize deal flow Builder Partnerships Growing relationships to target new-build supply in desirable locations Third-Party Management Pipeline of potential future acquisitions of homes about which we have deeper insight Portfolio Transactions Purchase of cash-flowing portfolios at scale, as well as investor portfolio aggregation Joint Ventures Create new relationships that generate fee income and represent potential future growth opportunities Sale Leaseback (in development) Acquire from individual owners interested in transitioning to leasing lifestyle  We believe our multi-channel acquisition approach enables significant external growth in better locations without on- balance sheet development risk 6

Our Relationship Approach To Build-To-Rent (BTR) We partner with the nation’s best homebuilders rather than competing directly against them Our homebuilder-relationship approach to BTR offers what we believe are meaningful investment yields of 6%+ with few of the risks of on-balance sheet development  As of June 30, 2024, our BTR pipeline was nearly 2,700 homes (approximately $914M)  Our homebuilder relationships include some of the nation’s largest and best homebuilders, including D.R. Horton, Lennar, Pulte, Meritage, and many others  We also partner with regional homebuilders who provide local market expertise and diversify our builder relationships  We enter into each new contract on a project-by-project basis, with Invitation Homes remaining selective on pricing and location  Our homebuilder partners develop homes at the highest level of quality that an end-user would expect, along with our custom finishes that further harden and extend the life of the asset  Each home includes standard homebuilder warranties and guarantees, keeping our expected OpEx costs low for many years Orlando Orlando 7 Atlanta

Key benefits for Invitation Homes:  Drive meaningful AFFO/sh growth and margin expansion with value-add platform & minimal capital investment  High margin revenue stream in a high-barrier sector where efficient third-party managers are scarce  Add value to the core business by increasing scale in markets where we own homes  Create a pipeline of future acquisition opportunities of homes about which we have an information advantage  Provide a pathway to more easily scale into new markets that we find attractive Leveraging Our Best-In-Class Property Management Playbook Capital-light opportunity to meaningfully grow AFFO/share with owners of large SFR portfolios Key benefits for portfolio owners:  Access to our unmatched scale and platform, including our people and systems  Engage our coast-to-coast expertise in managing diverse and geographically dispersed assets Key benefits for residents:  Receive our trademark services, including ProCare and 24/7 emergency maintenance  Realize potential savings and convenience through our scale and value-added services such as Smart Home, internet bundle, and free Esusu credit reporting (where available)  Experience the flexibility, convenience, and choice of leasing a home using the INVH platform 8

53.6% 42.4% 36.2% 16.1% Invitation Homes AMH National Multifamily Coastal Multifamily Cumulative SS-NOI Growth (2017-2023) Track Record Of Consistency And Sector-Leading Growth 7.4% 5.1% 2.8% 2.9% Invitation Homes AMH National Multifamily Coastal Multifamily 2017 SS-NOI Growth 4.4% 2.8% 2.9% 2.3% Invitation Homes AMH National Multifamily Coastal Multifamily 2018 SS-NOI Growth 5.6% 3.7% 4.2% 3.3% Invitation Homes AMH National Multifamily Coastal Multifamily 2019 SS-NOI Growth 3.7% 2.0% -1.5% -6.1% Invitation Homes AMH National Multifamily Coastal Multifamily 2020 SS-NOI Growth 9.4% 8.7% 2.9% -5.1% Invitation Homes AMH National Multifamily Coastal Multifamily 2021 SS-NOI Growth 9.1% 9.1% 15.3% 13.5% Invitation Homes AMH National Multifamily Coastal Multifamily 2022 SS-NOI Growth $102M incremental IH SS-NOI $159M incremental IH SS-NOI $343M incremental IH SS-NOI Differentiated locations, scale, and local expertise have driven organic growth outperformance ________________________________________________ (1) National Multifamily represents simple average of CPT, MAA, and UDR. Coastal Multifamily represents simple average of AVB, EQR, and ESS. Data, including non-GAAP measures, is from public filings. There can be no assurance that our basis for computing this non-GAAP measure is comparable with that of other companies, including those mentioned above. 4.8% 5.1% 5.7% 5.6% Invitation Homes AMH National Multifamily Coastal Multifamily 2023 SS-NOI Growth 9

Tampa Phoenix II. Location & Scale

Location: High-Growth Markets We focus on high-growth markets and infill neighborhoods with proximity to jobs, transportation, and schools ~96% of revenue from Western U.S., Sunbelt, and Florida 6.3% avg annual SS-NOI growth from 2017 to 2023 33% more home price appreciation than U.S. avg since 2012 (1) Percent of 2Q24 revenue Seattle 6% Minne- apolis 1% Denver 3% Dallas 3% Phoenix 10% Atlanta 13% Tampa 11% Southern California 11% Las Vegas 4% South Florida 12% Northern California 6% Carolinas 6% Jacksonville 2% Orlando 7%Houston 2% Chicago 3% ________________________________________________ (1) Sources: John Burns Real Estate Consulting, S&P CoreLogic Case-Shiller® Home Price Indices, April 2024. Growth rates are for the entire market in which IH owns homes, weighted by IH home count, and represent market-level data for the entire market rather than IH home-specific data. 1.7x more job growth than U.S. avg since 2012 (1) 11

Scale: Phoenix Case Study Our industry-leading scale enables us to operate efficiently with significant local presence in markets Phoenix Home Count (1) Wholly-owned 9,243 JV-owned 796 3rd-party managed 2,891 Total 12,930 PHX 1 4,345 Homes PHX 2 4,324 Homes Phoenix (1) PHX 3 4,252 Homes Phoenix Team Count (1) 1 Vice President of Operations 1 Directors of Operations 1 Rehab/Turn/R&M Directors 3 Portfolio Directors 12 Portfolio Mgmt. Personnel 17 Leasing Personnel 23 Customer Care Reps 67 Maintenance/RTM Techs ________________________________________________ (1) Home and team counts as of June 30, 2024. 12

Tampa Denver III. Eyes In Markets

Best-In-Class, Local Approach To Operations And Investing Local, high-touch service with eyes in markets enhances control over asset quality and the resident experience Differentiated Approach  Local resident service, leasing, and investment/asset management, with centralized oversight and tools  Proactive resident care and asset preservation  Collaboration between operations, investment, and asset management to identify opportunities and drive consistency  In-house accountability for every step of the resident journey and life of the home  Home-by-home asset management decision making  Scale in markets to enhance efficiency and intel________________________________________________ (1) Home and team counts as of June 30, 2024. WHOLLY- OWNED 84,640 Homes 20 Field investment personnel ~1,000 Field ops personnel covering 40 home pods Centralized strategy, tools, and oversight for a total of 109,506 homes(1) Collaboration JV- OWNED 7,605 Homes 3RD PARTY MANAGED 17,261 Homes 14

Proactive Resident Service And Asset Management ProCare proactive maintenance program designed to optimize each touch point with our residents and homes Initial Showing / Leasing Interaction ProCare Resident Orientation (RO) ProCare 45-Day Maintenance Visit Work Order General Property Condition Assessment Program ProCare Pre-Move Out Visit (PMOV) Move Out Inspection / Budget Creation Move-in Move-out Educate Residents      Make Repairs     Check Home Condition       ProCare is our differentiated approach to service that leverages proactive engagement with residents and homes to maximize resident satisfaction and the quality and efficiency of asset preservation  In-house personnel own every step of the resident journey  Proactive resident education and “eyes on assets” are critical to homes’ condition and cost to maintain; the ProCare cycle is designed to maximize touchpoints that facilitate this, and resident feedback is collected throughout  Emergency repairs are addressed immediately, while minor repairs can be bundled into ProCare visits for efficiency  Our mobile maintenance app, launched in 2021, allows residents to make camera-enabled maintenance requests on their own terms, and allows us to diagnose the problem before we arrive and reduce the number of return trips 15

Growing Our Value-Add Services We remain on track with our multi-year plan to grow value-add services to enhance the resident experience  Bundled Internet Introduction:  We are rolling out a bundled internet and digital media package to many of our residents across the country  Residents receive home WiFi and digital media at a substantial discount to what they would pay on their own  Smart Home Update:  Smart Home package includes video doorbell along with smart lock and smart thermostat  Highly-desired offering that provides greater security, energy efficiency, and convenience for residents  HVAC Filter Program Update:  HVAC filters are shipped by a third party quarterly for a small fee to residents  Reduces resident burden, improves energy efficiency, and reduces long-term HVAC maintenance costs  We are still in the early innings of shaping what the resident experience could become  We continue to see potential for significant growth in value-add service income  New or proposed initiatives include moving/storage offerings, pet programs, pest control, landscaping, insurance suite, and energy optimization 16 $23 $31 $41 $50 $63 $0 $10 $20 $30 $40 $50 $60 $70 2020 2021 2022 2023 2024E Value-Add Revenues ($M) (1) ________________________________________________ (1) Same Store revenues as reported for the respective time period.

Our Commitment To Corporate Stewardship  Top-ranked REIT corporate governance (2)  90% of directors independent  Executive and Board involvement in sustainability initiatives  Robust risk management  Opted out of MUTA  Genuine Care commitment to our residents  Associates’ goals linked to resident service and sustainability  Employee Resource Groups and regular training  $250 million investment in Pathway Homes  Coordinated philanthropy and volunteer efforts Read our April 2023 Sustainability Progress Overview online at www.InvitationHomes.com/Sustainability ________________________________________________ (1) Available where feasible. (2) Achieved top score among all REITs in Green Street Advisors’ corporate governance rankings, dated June 20, 2024.  Resident education on energy efficiency  ENERGY STAR® certified appliances and durable, energy-efficient materials (1)  Smart Home technology and HVAC filter delivery program (1)  Water-saving landscape designs (1)  Anchor investment in Fifth Wall Climate Tech Fund ENVIRONMENTAL GOVERNANCE SOCIAL 17

Southern California IV. Industry Fundamentals

1-9 properties: 79% 10-99 properties: 14% 100-999 properties: 3% 1,000+ properties: 4% Single-Family: 31% (14M units)Mobile Homes, Boats, Etc.: 4% (2M units) Apartments: 64% (29M units) Meeting An Underserved Need In The Housing Market We provide a unique experience, but today serve < 1% of the growing demand for single-family rentals 14 Million Single-Family Rental Units by Ownership Current U.S. Population by Age Cohort (2) (millions of people) 21.9 22.7 22.2 23.5 22.5 21.9 19.9 18 19 20 21 22 23 24 15-19 20-24 25-29 30-34 35-39 40-44 45-49 Avg. Resident Age: 38 (3) Potential Future Demand Owned: 66% (88M units) Rented: 34% (45M units) U.S. Housing Summary (1) 133 Million Households 45 Million Rental Households 19 ________________________________________________ (1) Source: John Burns Research & Consulting, Single-Family Rental Analysis and Forecast, published June 2024. (2) Source: U.S. Census Bureau, as of December 2023. (3) Average age of primary resident with an initial move-in date during the trailing 12- months ended June 30, 2024. “Mom & Pop”

Single-Family Supply Continues To Be Constrained The United States remains undersupplied by as many as 2 to 4 million homes according to some estimates Total Housing Permits (Single and Multifamily) as a % of Households in Invitation Homes’ Markets (2) 0.0% 1.0% 2.0% 3.0% 4.0% 1980 1984 1988 1992 1996 2000 2004 2008 2012 2016 2020 Single-Family Multifamily '80-'23 Avg ________________________________________________ (1) Source: John Burns Research & Consulting; data as of September 2024 (2) Source: U.S. Census Bureau and John Burns Research & Consulting; data as of December 2023. 20  Despite recent temporary supply pressures, we believe a > decade-long shortfall in single-family construction is likely to persist for the foreseeable future  We expect our portfolio, which is predominantly focused on infill locations, to be more resilient as new supply comes online  Preliminary data indicates BTR deliveries peaked in Q1 2024, while reduced starts in 2023 caused deliveries to drop by approximately 16% in 2024; absent additional new starts, 2025 deliveries could be down 50%+ from the peak (1)

Disclaimer IR@InvitationHomes.com S&P 500 www.invh.com This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which include, but are not limited to, statements related to the Company's expectations regarding the performance of the Company's business, its financial results, its liquidity and capital resources, and other non-historical statements. In some cases, you can identify these forward-looking statements by the use of words such as “outlook,” “guidance,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including, among others, risks inherent to the single- family rental industry and the Company's business model, macroeconomic factors beyond the Company's control, competition in identifying and acquiring properties, competition in the leasing market for quality residents, increasing property taxes, homeowners’ association and insurance costs, poor resident selection and defaults and non-renewals by the Company's residents, the Company's dependence on third parties for key services, risks related to the evaluation of properties, performance of the Company's information technology systems, development and use of artificial intelligence, risks related to the Company's indebtedness, and risks related to the potential negative impact of unfavorable global and United States economic conditions (including inflation and rising interest rates), uncertainty in financial markets (including as a result of events affecting financial institutions), geopolitical tensions, natural disasters, climate change, and public health crises, on the Company’s financial condition, results of operations, cash flows, business, associates, and residents. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. The Company believes these factors include, but are not limited to, those described under Part I. Item 1A. “Risk Factors” of its Annual Report on Form 10-K for the year ended December 31, 2023 (the “Annual Report”), as such factors may be updated from time to time in the Company's periodic filings with the Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release, in the Annual Report, and in the Company's other periodic filings. The forward-looking statements speak only as of the date of this presentation, and the Company expressly disclaims any obligation or undertaking to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except to the extent otherwise required by law.